UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2016

Compass Minerals International, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31921	36-3972986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer of Identification Number)

9900 West 109th Street, Suite 100 Overland Park, KS 66210	66210
(Address of Principal Executive Offices)	(Zip Code)

(913) 344-9200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On May 4, 2016, the Board of Directors of Compass Minerals International, Inc. (the “Company”) adopted an amended and restated Code of Ethics and Business Conduct (the “Code of Ethics”), which applies to all of the Company’s employees, officers and directors, including its principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The Code of Ethics replaces the Company’s former Code of Business Conduct and Ethics. The amendments contained in the Code of Ethics are intended to (i) provide additional guidance regarding the global scope of the Company’s business, including compliance with global anti-corruption and trade laws, (ii) conform to “best practices,” and (iii) improve clarity and readability. The Code of Ethics also contains additional administrative changes.
The amendments contained in the Code of Ethics did not result in any explicit or implicit waiver of any provision of the the Company’s former Code of Business Conduct and Ethics in effect prior to the adoption of the Code of Ethics. The foregoing description of the Code of Ethics does not purport to be complete and is qualified in its entirety by reference to the complete text of the Code of Ethics, a copy of which is attached as Exhibit 14.1 and incorporated herein by reference. The Code of Ethics has also been posted on the Company’s website at www.compassminerals.com.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 4, 2016, the Company held its 2016 Annual Meeting of Stockholders. At the Annual Meeting, the Company’s stockholder voted on the following three proposal and cast their votes as described below.
Proposal 1 — The individuals listed below were elected by the Company’s stockholders to serve as directors of the Company, each for a term of three years.

	For	Against	Abstain	Broker Non-Votes
Eric Ford	28,619,239	74,669	83,710	3,120,557
Francis J. Malecha	28,594,762	101,649	81,207	3,120,557
Paul S. Williams	28,621,802	73,975	81,841	3,120,557
Proposal 2 — The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for fiscal 2015, as described in the Company’s Proxy Statement filed with the Securities Exchange Commission on March 24, 2016.

For	Against	Abstain	Broker Non-Votes
28,188,936	376,067	212,615	3,120,557
Proposal 3 — The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting for fiscal year 2016.

For	Against	Abstain	Broker Non-Votes
31,711,019	94,718	92,438	—

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description of Exhibit
14.1	Code of Ethics and Business Conduct, adopted by Compass Minerals International, Inc. on May 4, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.
Date: May 5, 2016	By:	/s/ Diana C. Toman
Name: Diana C. Toman
Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
14.1	Code of Ethics and Business Conduct, adopted by Compass Minerals International, Inc. on May 4, 2016.